Exhibit 10.2

FIRST INTERNATIONAL BANK & TRUST

CONFIDENTIAL

October 24, 2023

HNR Acquisition Corp.

3730 Kirby, S-1200

Houston, Texas 77098

Attention: Mr. Mitch Trotter

Re: First Amendment to Commitment Letter $28,000,000 Senior Secured Term Facility

Gentlemen:

Reference is made to that certain Commitment Letter dated August 28, 2023, between First International Bank & Trust, a North Dakota banking institution (“FIBT” or “Lender”) and HNR Acquisition Corp, a Delaware corporation (“Borrower” or “you”) for financing in the form of a senior secured term loan in the amount of TWENTY EIGHT MILLION DOLLARS ($28,000,000) (the “Credit Facility”) subject to the terms and conditions set forth therein (the “Original Commitment Letter”). The Original Commitment Letter, as amended herein (this “Amendment”) is referred to as the “Commitment Letter.” You have requested FIBT, and FIBT hereby agrees, to extend the Commitment Termination Date under the Original Commitment Letter to November 15, 2023.

For and in consideration of the foregoing, FIBT and Borrower agree:

1. Amendments.

Section 1(b)(iii) of the Original Comment Letter is hereby deleted and the following is inserted in lieu therefor:

“(iii) closing of the Credit Facility on or prior to 5:00 p.m. (Central Time) on November 15, 2023 (the “Commitment Termination Date”).”

2. Miscellaneous.

(a) Except as otherwise expressly provided herein, the Original Commitment Letter is not amended, modified or affected by this Amendment.

(b) Nothing in this Amendment implies any obligation on the part of FIBT nor shall FIBT be obligated, at any time, to grant further amendments or extensions of the Commitment Termination Date.

(c) The Original Commitment Letter as amended by this Amendment, embodies the entire agreement among FIBT and you and your affiliates with respect to the specific matters set forth therein and supersede all prior agreements and understandings relating to the subject matter hereof.

(d) No person has been authorized by FIBT to make any oral or written statements inconsistent with the Original Commitment Letter as amended by this Amendment.

(e) This Amendment may be executed in separate counterparts and delivery of an executed signature page of this Amendment by electronic mail or other electronic execution shall be effective as delivery of manually executed counterpart hereof.

If you are in agreement with the foregoing, please indicate acceptance of the terms hereof by signing the enclosed counterpart of this Amendment and returning it to FIBT.

Sincerely,

FIRST INTERNATIONAL BANK & TRUST, a North Dakota banking association

By:	/s/ Mitchell Cook
Mitchell Cook
Market President, Twin Cities

Agreed to and accepted as of the date first
above written:

HNR ACQUISITION CORP,
a Delaware corporation

By:	/s/ David M. Smith
Name:	David M. Smith
Title:	General Counsel